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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: November 22, 2002



                                    QLT Inc.
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             (Exact name of registrant as specified in its Charter)





British Columbia, Canada             000-17082                      N/A
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    (Jurisdiction of           (Commission File Number)         (IRS Employer
      Incorporation)                                         Identification No.)



                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

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ITEM 5.      OTHER EVENTS

             On November 21, QLT Inc. announced a reduction of its workforce to reduce operating expenses and concentrate its resources on key product development programs and business initiatives. QLT has reduced its overall headcount by 65 people or approximately 18%.


ITEM 7.      EXHIBITS

Exhibit
Number       Description
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99.1         Press release dated November 21, 2002
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.


                                                     QLT Inc.
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                                                                    (Registrant)



Date  November 22, 2002               By  /s/ Paul J. Hastings
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                                                                     (Signature)
                                          Paul J. Hastings
                                          President and Chief Executive Officer